UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


  Date of Report (Date of earliest event reported): December 13, 2007


       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
       -------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                        P-1: 0-17800            P-1: 73-1330245
                        P-3: 0-18306            P-3: 73-1336573
    P-1:  Texas         P-4: 0-18308            P-4: 73-1341929
   P-3 through P6:      P-5: 0-18637            P-5: 73-1353774
     Oklahoma           P-6: 0-18937            P-6: 73-1357375
  ----------------    ----------------        -------------------
  (State or other       (Commission            (I.R.S. Employer
   jurisdiction of      File Number)          Identification No.)
   incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code: (918) 583-1791

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On December 12 and 13, 2007, the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership, Geodyne Institutional/Pension Energy Income Limited Partnership P-3, Geodyne Institutional/Pension Energy Income Limited Partnership P-4, Geodyne Institutional/Pension Energy Income Limited Partnership P-5, and Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties through the competitive bidding process at the auction from the P-1, P-3, P-4, P-5, and P-6 Partnerships for total net proceeds of
approximately   $516,000,   $683,000,   $303,000,   $1,000,000,   and  $379,000,
respectively. In addition, Samson Lone Star, LLC, another affiliate of the General Partner, purchased properties located in Texas from the P-1, P-3, P-5, and P-6 Partnerships through the same competitive bidding process at the auction for total net proceeds of approximately $265,000, $293,000, $261,000, and $1,938,000, respectively. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                        Reserves
       Number                            Sold as         Reserve
         of    Location    Number      of 12/31/06        Value
        Wells     of         of       Oil        Gas       Sold         Net
P/ship  Sold  Properties Purchasers (Bbls)      (Mcf)    12/31/06     Proceeds
------ ------ ---------- ---------- ------     -------  ----------   ----------
  P-1    60   New Mexico,   13      4,662      362,883  $  967,262   $1,710,000
              Oklahoma,
              and Texas

  P-3    63   New Mexico,   14      5,891      460,025   1,197,966    2,091,000
              Oklahoma,
              and Texas

  P-4    29   New Mexico,    5        417      224,085     447,118      525,000
              Oklahoma,
              and Wyoming

  P-5   145   Oklahoma      18     15,986      477,196   1,385,522    1,760,000
              and Texas

  P-6   158   Oklahoma      18     67,149      331,154   1,936,200    2,524,000
              and Texas



The transactions are subject to standard auction closing conditions.

     The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

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



     This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 28, 2007.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                   P-1 LIMITED PARTNERSHIP
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                   LIMITED PARTNERSHIP P-3
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                   LIMITED PARTNERSHIP P-4
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                   LIMITED PARTNERSHIP P-5
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                   LIMITED PARTNERSHIP P-6

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                        //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: December 19, 2007




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